UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2009

NITROMED, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

45 Hayden Avenue, Suite 3000 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 266-4000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 23, 2009, NitroMed, Inc. (“NitroMed”) issued a press release announcing that it had entered into definitive agreements to sell and license certain patents and patent applications associated with NitroMed’s nitric oxide based technology platform to NicOx, S.A. Pursuant to the terms of the agreements, NicOx will make an up-front payment of 2 million Euro to NitroMed, with an additional contingent payment to be made upon the future occurrence of certain milestone events.  NitroMed also announced that at the stockholder meeting held on April 22, 2009, a majority of NitroMed’s stockholders approved the adoption of the previously announced merger agreement with certain entities affiliated with Deerfield Management. The merger is expected to close as soon as practicable, in accordance with the terms of the merger agreement.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed merger with Deerfield Management, including without limitation the expected timetable for completing the transaction and the amount of cash per share NitroMed’s stockholders will receive in the merger, and other statements about NitroMed’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,” “should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability of NitroMed and Deerfield Management to complete the proposed merger due to the failure to satisfy conditions to the closing set forth in the merger agreement, as well as other factors described in NitroMed’s Annual Report on Form 10-K for the year ended December 31, 2008 and the other filings that NitroMed makes with the SEC.

In addition, the statements in this document reflect NitroMed’s expectations and beliefs as of the date of this document. NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.

Date: April 23, 2009	By:	/s/ Kenneth M. Bate
Kenneth M. Bate President, Chief Executive Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by NitroMed, Inc. on April 23, 2009.